UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Introduction

On August 31, 2009, Granite Construction Incorporated (“Granite” or the “Company”) announced changes to its organizational structure designed to improve operating efficiencies and better position the Company for long-term growth. In conjunction with the restructure, the Company changed its reportable business segments to reflect its lines of business rather than its geographies, as it has been in recent history. Effective January 1, 2010 the Company’s new reportable segments are: Construction, Large Project Construction, Construction Materials and Real Estate. Additionally, the Company reclassified certain costs between cost of revenue and selling, general and administrative expense to better represent our direct cost of revenue. These reclassifications did not have a significant affect on our previously reported net operating results.

For investors who may want to consider the effects of the realignment and reclassifications in advance of the announcement of first quarter 2010 results, Granite is presenting unaudited financial information for the new reportable segments in the following tables. Specifically presented are segment net revenue, gross profit (loss), gross margin (loss) and consolidated selling, general and administrative expense for years ended 2009 and 2008 and for each of the quarterly periods in these years. Information on segment assets and related depreciation, depletion and amortization will be presented in the respective Form 10-Q and 10-K reports beginning with the Form 10-Q report for the three months ended March 31, 2010.

Former Reportable Segments

As indicated in Note 20, “Business Segment Information,” of the notes to Granite’s consolidated financial statements, set forth in Item 15 of Part IV of Granite’s Form 10-K for fiscal year ended December 31, 2009, the Company previously operated in three reportable business segments: Granite West, Granite East, and Granite Land Company.

Granite West’s revenues were generated in the western United States from construction projects and the sale of construction materials. Granite West projects tended to be smaller in nature and duration, however, they included some large, complex infrastructure projects. Granite East’s revenues were primarily generated in the eastern United States from large, complex infrastructure projects. Granite Land Company’s revenues were generated from real estate development projects and services.

Overview of New Reportable Segments

Construction

This segment performs various heavy civil construction projects with a large portion of the work focused on new construction and improvement of streets, roads, highways, bridges, site work and other infrastructure projects. Construction segment projects are typically bid-build projects completed within two years and have a contract value of less than $75 million.

Large Project Construction

This segment focuses on large, complex infrastructure projects which are long-term in nature. Large Project Construction projects include major highways, mass transit facilities, bridges, tunnels, waterway locks and dams, pipelines, canals and airport infrastructure.  This segment primarily includes bid-build, design-build and construction management/general contractor (CMGC) contracts, generally with contract values in excess of $75 million.

Construction Materials

This segment mines and processes aggregates and operates plants that produce construction materials for internal use and for sale to third parties.

Real Estate

This segment purchases, develops, operates, sells and invests in real estate related projects and provides real estate services for the Company’s operations.

The following tables present unaudited summarized segment information for the years ended December 31, 2009 and 2008 and for each of the quarterly periods in these years (dollars in thousands):

Prior Segments		New Segments
Year Ended December 31, 2009	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$1,411,016	$1,096,729	$108,342	$205,945	$-	$1,411,016
Granite East	550,189	55,014	495,175	-	-	550,189
Granite Land Company	2,274	-	-	-	2,274	2,274
Net revenue	$1,963,479	$1,151,743	$603,517	$205,945	$2,274	$1,963,479

Gross profit (loss)
Granite West	$236,868	$202,598	$19,870	$14,400	$-	$236,868
Granite East	110,823	10,106	100,717	-	-	110,823
Granite Land Company	(1,318)	-	-	-	(1,318)	(1,318)
Gross profit (loss)	346,373	212,704	120,587	14,400	(1,318)	346,373
Cost reclassification	3,136	(3,217)	(487)	6,840	-	3,136
Gross profit (loss) adjusted	$349,509	$209,487	$120,100	$21,240	$(1,318)	$349,509

Gross margin (loss)
Granite West	16.8%	18.5%	18.3%	7.0%	-%	16.8%
Granite East	20.1	18.4	20.3	-	-	20.1
Granite Land Company	(58.0)	-	-	-	(58.0)	(58.0)
Gross margin (loss)	17.6	18.5	20.0	7.0	(58.0)	17.6
Gross margin (loss) adjusted	17.8%	18.2%	19.9%	10.3%	(58.0)%	17.8%

Selling, general and administrative
Selling, general and administrative						$224,910
Cost reclassification						3,136
Selling, general and administrative adjusted						$228,046

Prior Segments		New Segments
Year Ended December 31, 2008	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$1,970,196	$1,418,583	$198,498	$353,115	$-	$1,970,196
Granite East	695,035	66,278	628,757	-	-	695,035
Granite Land Company	9,013	-	-	-	9,013	9,013
Net revenue	$2,674,244	$1,484,861	$827,255	$353,115	$9,013	$2,674,244

Gross profit (loss)
Granite West	$348,818	$269,032	$37,917	$41,869	$-	$348,818
Granite East	121,425	5,214	116,211	-	-	121,425
Granite Land Company	(1,523)	-	-	-	(1,523)	(1,523)
Gross profit (loss)	468,720	274,246	154,128	41,869	(1,523)	468,720
Cost reclassification	3,229	(3,378)	(557)	7,164	-	3,229
Gross profit (loss) adjusted	$471,949	$270,868	$153,571	$49,033	$(1,523)	$471,949

Gross margin (loss)
Granite West	17.7%	19.0%	19.1%	11.9%	-%	17.7%
Granite East	17.5	7.9	18.5	-	-	17.5
Granite Land Company	(16.9)	-	-	-	(16.9)	(16.9)
Gross margin (loss)	17.5	18.5	18.6	11.9	(16.9)	17.5
Gross margin (loss) adjusted	17.6%	18.2%	18.6%	13.9%	(16.9)%	17.6%

Selling, general and administrative
Selling, general and administrative						$257,532
Cost reclassification						3,229
Selling, general and administrative adjusted						$260,761

Prior Segments		New Segments
Three Months Ended March 31, 2009	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$197,049	$149,769	$17,434	$29,846	$-	$197,049
Granite East	149,906	18,280	131,626	-	-	149,906
Granite Land Company	417	-	-	-	417	417
Net revenue	$347,372	$168,049	$149,060	$29,846	$417	$347,372

Gross profit (loss)
Granite West	$32,939	$32,568	$2,708	$(2,337)	$-	$32,939
Granite East	34,864	3,754	31,110	-	-	34,864
Granite Land Company	210	-	-	-	210	210
Gross profit (loss)	68,013	36,322	33,818	(2,337)	210	68,013
Cost reclassification	723	(1,146)	(154)	2,023	-	723
Gross profit (loss) adjusted	$68,736	$35,176	$33,664	$(314)	$210	$68,736

Gross margin (loss)
Granite West	16.7%	21.7%	15.5%	(7.8)%	-%	16.7%
Granite East	23.3	20.5	23.6	-	-	23.3
Granite Land Company	50.4	-	-	-	50.4	50.4
Gross margin (loss)	19.6	21.6	22.7	(7.8)	50.4	19.6
Gross margin (loss) adjusted	19.8%	20.9%	22.6%	(1.1)%	50.4%	19.8%

Selling, general and administrative
Selling, general and administrative						$53,632
Cost reclassification						723
Selling, general and administrative adjusted						$54,355

Prior Segments		New Segments
Three Months Ended March 31, 2008	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$240,002	$155,211	$33,237	$51,554	$-	$240,002
Granite East	214,125	11,731	202,394	-	-	214,125
Granite Land Company	673	-	-	-	673	673
Net revenue	$454,800	$166,942	$235,631	$51,554	$673	$454,800

Gross profit (loss)
Granite West	$39,629	$33,834	$3,297	$2,498	$-	$39,629
Granite East	58,596	371	58,225	-	-	58,596
Granite Land Company	469	-	-	-	469	469
Gross profit (loss)	98,694	34,205	61,522	2,498	469	98,694
Cost reclassification	(190)	(1,065)	(163)	1,038	-	(190)
Gross profit (loss) adjusted	$98,504	$33,140	$61,359	$3,536	$469	$98,504

Gross margin
Granite West	16.5%	21.8%	9.9%	4.8%	-%	16.5%
Granite East	27.4	3.2	28.8	-	-	27.4
Granite Land Company	69.7	-	-	-	69.7	69.7
Gross margin	21.7	20.5	26.1	4.8	69.7	21.7
Gross margin adjusted	21.7%	19.9%	26.0%	6.9%	69.7%	21.7%

Selling, general and administrative
Selling, general and administrative						$60,651
Cost reclassification						(190)
Selling, general and administrative adjusted						$60,461

Prior Segments		New Segments
Three Months Ended June 30, 2009	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$348,304	$265,387	$25,602	$57,315	$-	$348,304
Granite East	112,237	12,069	100,168	-	-	112,237
Granite Land Company	534	-	-	-	534	534
Net revenue	$461,075	$277,456	$125,770	$57,315	$534	$461,075

Gross profit (loss)
Granite West	$62,882	$52,167	$2,680	$8,035	$-	$62,882
Granite East	21,363	1,409	19,954	-	-	21,363
Granite Land Company	(1,000)	-	-	-	(1,000)	(1,000)
Gross profit (loss)	83,245	53,576	22,634	8,035	(1,000)	83,245
Cost reclassification	650	(775)	(123)	1,548	-	650
Gross profit (loss) adjusted	$83,895	$52,801	$22,511	$9,583	$(1,000)	$83,895

Gross margin (loss)
Granite West	18.1%	19.7%	10.5%	14.0%	-%	18.1%
Granite East	19.0	11.7	19.9	-	-	19.0
Granite Land Company	(187.3)	-	-	-	(187.3)	(187.3)
Gross margin (loss)	18.1	19.3	18.0	14.0	(187.3)	18.1
Gross margin (loss) adjusted	18.2%	19.0%	17.9%	16.7%	(187.3)%	18.2%

Selling, general and administrative
Selling, general and administrative						$55,669
Cost reclassification						650
Selling, general and administrative adjusted						$56,319

Prior Segments		New Segments
Three Months Ended June 30, 2008	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$517,463	$337,338	$72,836	$107,289	$-	$517,463
Granite East	170,769	16,865	153,904	-	-	170,769
Granite Land Company	6,100	-	-	-	6,100	6,100
Net revenue	$694,332	$354,203	$226,740	$107,289	$6,100	$694,332

Gross profit (loss)
Granite West	$92,924	$61,985	$13,485	$17,454	$-	$92,924
Granite East	18,757	(1,673)	20,430	-	-	18,757
Granite Land Company	(2,655)	-	-	-	(2,655)	(2,655)
Gross profit (loss)	109,026	60,312	33,915	17,454	(2,655)	109,026
Cost reclassification	1,062	(902)	(144)	2,108	-	1,062
Gross profit (loss) adjusted	$110,088	$59,410	$33,771	$19,562	$(2,655)	$110,088

Gross margin (loss)
Granite West	18.0%	18.4%	18.5%	16.3%	-%	18.0%
Granite East	11.0	(9.9)	13.3	-	-	11.0
Granite Land Company	(43.5)	-	-	-	(43.5)	(43.5)
Gross margin (loss)	15.7	17.0	15.0	16.3	(43.5)	15.7
Gross margin (loss) adjusted	15.9%	16.8%	14.9%	18.2%	(43.5)%	15.9%

Selling, general and administrative
Selling, general and administrative						$65,760
Cost reclassification						1,062
Selling, general and administrative adjusted						$66,822

Prior Segments		New Segments
Three Months Ended September 30, 2009	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$564,089	$451,670	$40,892	$71,527	$-	$564,089
Granite East	155,214	14,935	140,279	-	-	155,214
Granite Land Company	981	-	-	-	981	981
Net revenue	$720,284	$466,605	$181,171	$71,527	$981	$720,284

Gross profit (loss)
Granite West	$85,499	$70,853	$7,647	$6,999	$-	$85,499
Granite East	20,223	2,529	17,694	-	-	20,223
Granite Land Company	(550)	-	-	-	(550)	(550)
Gross profit (loss)	105,172	73,382	25,341	6,999	(550)	105,172
Cost reclassification	485	(747)	(120)	1,352	-	485
Gross profit (loss) adjusted	$105,657	$72,635	$25,221	$8,351	$(550)	$105,657

Gross margin (loss)
Granite West	15.2%	15.7%	18.7%	9.8%	-%	15.2%
Granite East	13.0	16.9	12.6	-	-	13.0
Granite Land Company	(56.1)	-	-	-	(56.1)	(56.1)
Gross margin (loss)	14.6	15.7	14.0	9.8	(56.1)	14.6
Gross margin (loss) adjusted	14.7%	15.6%	13.9%	11.7%	(56.1)%	14.7%

Selling, general and administrative
Selling, general and administrative						$60,465
Cost reclassification						485
Selling, general and administrative adjusted						$60,950

Prior Segments		New Segments
Three Months Ended September 30, 2008	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$749,487	$558,499	$66,510	$124,478	$-	$749,487
Granite East	146,932	11,550	135,382	-	-	146,932
Granite Land Company	1,369	-	-	-	1,369	1,369
Net revenue	$897,788	$570,049	$201,892	$124,478	$1,369	$897,788

Gross profit (loss)
Granite West	$133,904	$101,022	$17,472	$15,410	$-	$133,904
Granite East	9,916	(1,941)	11,857	-	-	9,916
Granite Land Company	482	-	-	-	482	482
Gross profit (loss)	144,302	99,081	29,329	15,410	482	144,302
Cost reclassification	673	(716)	(142)	1,531	-	673
Gross profit (loss) adjusted	$144,975	$98,365	$29,187	$16,941	$482	$144,975

Gross margin (loss)
Granite West	17.9%	18.1%	26.3%	12.4%	-%	17.9%
Granite East	6.7	(16.8)	8.8	-	-	6.7
Granite Land Company	35.2	-	-	-	35.2	35.2
Gross margin (loss)	16.1	17.4	14.5	12.4	35.2	16.1
Gross margin adjusted	16.1%	17.3%	14.5%	13.6%	35.2%	16.1%

Selling, general and administrative
Selling, general and administrative						$71,933
Cost reclassification						673
Selling, general and administrative adjusted						$72,606

Prior Segments		New Segments
Three Months Ended December 31, 2009	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$301,574	$229,903	$24,414	$47,257	$-	$301,574
Granite East	132,832	9,730	123,102	-	-	132,832
Granite Land Company	342	-	-	-	342	342
Net revenue	$434,748	$239,633	$147,516	$47,257	$342	$434,748

Gross profit (loss)
Granite West	$55,548	$47,010	$6,835	$1,703	$-	$55,548
Granite East	34,373	2,414	31,959	-	-	34,373
Granite Land Company	22	-	-	-	22	22
Gross profit (loss)	89,943	49,424	38,794	1,703	22	89,943
Cost reclassification	1,278	(549)	(90)	1,917	-	1,278
Gross profit (loss) adjusted	$91,221	$48,875	$38,704	$3,620	$22	$91,221

Gross margin
Granite West	18.4%	20.4%	28.0%	3.6%	-%	18.4%
Granite East	25.9	24.8	26.0	-	-	25.9
Granite Land Company	6.4	-	-	-	6.4	6.4
Gross margin	20.7	20.6	26.3	3.6	6.4	20.7
Gross margin adjusted	21.0%	20.4%	26.2%	7.7%	6.4%	21.0%

Selling, general and administrative
Selling, general and administrative						$55,144
Cost reclassification						1,278
Selling, general and administrative adjusted						$56,422

Prior Segments		New Segments
Three Months Ended December 31, 2008	Total	Construction	Large Project Construction	Construction Materials	Real Estate	Total
Net revenue
Granite West	$463,244	$367,535	$25,915	$69,794	$-	$463,244
Granite East	163,209	26,132	137,077	-	-	163,209
Granite Land Company	871	-	-	-	871	871
Net revenue	$627,324	$393,667	$162,992	$69,794	$871	$627,324

Gross profit (loss)
Granite West	$82,361	$72,191	$3,663	$6,507	$-	$82,361
Granite East	34,156	8,457	25,699	-	-	34,156
Granite Land Company	181	-	-	-	181	181
Gross profit (loss)	$116,698	$80,648	$29,362	$6,507	$181	$116,698
Cost reclassification	1,684	(695)	(108)	2,487	-	1,684
Gross profit (loss) adjusted	118,382	79,953	29,254	8,994	181	118,382

Gross margin
Granite West	17.8%	19.6%	14.1%	9.3%	-%	17.8%
Granite East	20.9	32.4	18.7	-	-	20.9
Granite Land Company	20.8	-	-	-	20.8	20.8
Gross margin	18.6	20.5	18.0	9.3	20.8	18.6
Gross margin adjusted	18.9%	20.3%	17.9%	12.9%	20.8%	18.9%

Selling, general and administrative
Selling, general and administrative						$59,188
Cost reclassification						1,684
Selling, general and administrative adjusted						$60,872

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: April 28, 2010	By:	/s/ LeAnne M. Stewart
LeAnne M. Stewart
Senior Vice President and Chief Financial Officer